BRINKER CAPITAL DESTINATIONS TRUST
Destinations Real Assets Fund
(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 15, 2025,
TO THE PROSPECTUS, DATED JULY 1, 2025

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Change in Portfolio Management of the Fund

On or about October 1, 2025 (“Effective Date”), Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“DIFA”), will allocate a portion of its managed sleeve of the Fund to Van Eck Associates Corporation (“Van Eck”) pursuant to a sub-sub-advisory agreement through which Van Eck will deliver a model portfolio that will be executed by DIFA. Accordingly, on the Effective Date, the following changes are hereby made to the Prospectus:

In the “Investment and Account Information” section of the Prospectus, under the sub-section titled “Fund Management,” under the heading titled “The Multi-Manager Strategy,” under the sub-heading titled “Destinations Real Assets Fund,” the text relating to DIFA is hereby deleted and replaced with the following:

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust: Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), located at 610 Market Street, Philadelphia, Pennsylvania 19106, serves as Sub-adviser to the Destinations Real Assets Fund. A team of investment professionals manages the portion of the Destinations Real Asset Fund’s allocated to DIFA. Stefan Löwenthal serves as the Head of the Global Multi-Asset Team where he leads the team responsible for asset allocation and portfolio construction, the management of multi-asset funds, model portfolios, and institutional accounts as well as the development of new multi-asset strategies. Mr. Löwenthal joined Macquarie in 2008 as a Portfolio Manager on the Global Multi-Asset Team prior to being appointed as Chief Investment Officer for the Global Multi-Asset Team in 2013. Mr. Löwenthal received a Master of Management Science from the Vienna University of Economics and Business. Mr. Lowenthal holds the Chartered Financial Analyst® designation and is a member of the CFA Society Austria. Jürgen Wurzer serves as the Deputy Head of the Global Multi-Asset Team, a position he has held since April 2018. Mr. Wurzer previously worked for Erste Asset Management from 2016 to 2018 prior to re-joining Macquarie in 2018. Mr. Wurzer received a Master of Arts from the University of Applied Sciences Wiener Neustadt. Mr. Wurzer holds the Chartered Financial Analyst® designation, the CFA Institute Certificate in ESG Investing and is a member of the CFA Society Austria. Aaron Young serves as Senior Portfolio Manager for the Global Multi-Asset Team. Prior to its acquisition by Macquarie, Mr. Young was a Multi-Asset Portfolio Manager and member of the Equity Risk and Quantitative Research Team at Ivy Investments. Mr. Young earned his Bachelor of Arts in philosophy with Honors from the University of Missouri and a Master of Business Administration with an emphasis in finance and strategy from the Olin School of Business at Washington University. Van Eck, located at 666 Third Avenue, New York, NY, 10017, serves as a sub-sub-adviser to the Destinations Real Assets Fund pursuant to a sub-sub-advisory agreement with DIFA. Pursuant to the sub-sub-advisory agreement, Van Eck will deliver a model portfolio that will be executed by DIFA, and DIFA will pay Van Eck a fee out of its sub-advisory fee for its services.